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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                  Form 8-K



                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):

                               February 1, 2000



                               NATEX CORPORATION
                               -----------------
              (Exact name of registrant as specified in its charter)


          UTAH                    000-25837              84-1431425
---------------------------- -----------------------  --------------------
(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



            48 West 300 South, Suite 2303N, Salt Lake City, Utah 84101
            ----------------------------------------------------------
                   (Address of principal executive office)



Registrant's telephone number, including area code: (801) 595-1193
                                                    --------------

                                     N/A
   ------------------------------------------------------------
         (Former name or former address, if changed since last report)











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             ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Registrant's prior accountant is no longer performing audits on public companies.

A. The date of such appointment of David C. Thompson CPA, P.C. as the Registrant's certified public accountant was February 1, 2000.

B. There have been no disagreements with the previous accountants of the Registrant.

C. The principal accountant's reports on the financial statements for any of the past two years (December 31, 1998 and December 31, 1999) did not contain an adverse opinion or disclaimer of opinion or was qualified as to audit scope or accounting principles.

D. Attached hereto is a letter from the former accountant of the Registrant stating he agrees with this Item 4.

E. The decision to change accountants was recommended by the Registrant's Board of Directors. The Registrant has no audit committee.


  ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(b)(1)  Pro Forma Financial Statements.

     None.

(c)(1)  Exhibits.  The following exhibits are included as part of this report:

            SEC
Exhibit     Reference
Number      Number      Title of Document                        Location
-------     ---------   -----------------                        --------
  16         16.01      Letter from Daines and Rasmussen,      This filing
                        CPA, relating to its
                        termination as the Registrant's
                        independent auditors


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          NATEX CORPORATION



Date: February 7, 2000                    /S/Robert K. Ipson,
                                             President and Director

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EXHIBIT 16.01

February 1, 2000



Securities & Exchange Commission
450 Fifth St., N.W.
Washington, D.C.  20549


     Re: NATEX Corporation

Dear Sir or Madam:

     I have read the representations by NATEX Corporation, in Item 4 of Form 8-K regarding changes in the Registrant's certifying accountants. Please take notice that I have no objections to such representations and to the best of my knowledge they are accurate.


Sincerely,



Daines and Rasmussen
Certified Public Accountant


by: /s/ Randy E. Dunn